UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009

California Pizza Kitchen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of principal executive offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On February 26, 2009, California Pizza Kitchen, Inc. (the “Company”) issued a press release announcing that the Company will be presenting at the Raymond James Institutional Investors Conference in Orlando, Florida on Wednesday, March 11, 2009 and the J.P. Morgan Gaming, Lodging, Restaurant & Leisure Conference in Las Vegas, Nevada on Tuesday, March 17, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01           Financial Statements and Exhibits.

Exhibit 99.1        Press release, dated February 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 26, 2009	California Pizza Kitchen, Inc.
a Delaware corporation

	By:	/s/ Todd Slayton
Senior Vice President, Corporate Finance &
Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 26, 2009.